UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

Stony Hill Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55523

(Commission File Number)

81-1699502

(IRS Employer Identification No.)

2355 Westwood Blvd., Suite 349

Los Angeles, California 90064

(Address of principal executive offices)(Zip Code)

(310) 356-7374

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On November 11, 2016, Stony Hill Corp., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K disclosing, among other things, that the Company had entered into that certain Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Stony Hill Ventures Corp., a Nevada corporation (“Stony Hill Ventures”), and the holders of common stock of Stony Hill Ventures. As a result of the transactions contemplated by the Share Exchange Agreement, Stony Hill Ventures is now a wholly owned subsidiary of the Company.

In connection with the Share Exchange Agreement, the Company is voluntarily disclosing (i) unaudited condensed financial information dated September 30, 2016, of the Company and its wholly owned subsidiary, Stony Hill Ventures Corp., under Exhibit 99.1 to this Current Report on Form 8-K, and (ii) unaudited pro forma combined financial information dated September 30, 2016, of Stony Hill Corp. and its wholly owned Subsidiary, Stony Hill Ventures Corp., under Exhibit 99.2 to this Current Report on Form 8-K.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K (including the exhibits attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 11, 2016, as such factors may be updated from time to time in the Company’s periodic filings with the SEC. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to this Form 8-K and incorporated herein by reference is unaudited condensed financial information dated September 30, 2016, of the Company and its wholly owned subsidiary, Stony Hill Ventures Corp.

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.2 to this Form 8-K and incorporated herein by reference is unaudited pro forma combined financial information of the Company, and its wholly owned subsidiary, Stony Hill Ventures Corp., a Nevada corporation.

(d)Exhibits:

Exhibit	Description

99.1	Unaudited Condensed Financial Information dated September 30, 2016, of Stony Hill Corp. and its Wholly-Owned Subsidiary, Stony Hill Ventures Corp., a Nevada corporation.

99.2	Unaudited Pro Forma Combined Financial Information dated September 30, 2016, of Stony Hill Corp. and its Wholly-Owned Subsidiary, Stony Hill Ventures Corp., a Nevada corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stony Hill Corp.

Date: November 29, 2016	By:	/s/ John Brady
	Name:	John Brady
	Title:	Secretary

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